UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) August 19, 2005
GOLDMAN SACHS ASSET BACKED SECURITIES CORP.
GS AUTO LOAN TRUST 2005-1
(Exact Name of Registrant as Specified in its Charter)
Delaware
Delaware
(State or Other Jurisdiction of Incorporation)

333-101904	02-0678069
333-101904-03	51-6548509
(Commission File Number)	(IRS Employer Identification No.)
85 Broad Street, New York, New York 10004
(Address of Principal Executive Offices) (Zip Code)
(212) 902-1000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-1.1: UNDERWRITING AGREEMENT
EX-4.1: AMENDED AND RESTATED TRUST AGREEMENT
EX-4.2: INDENTURE
EX-10.1: RECEIVABLES PURCHASE AGREEMENT
EX-10.2: RECEIVABLES PURCHASE AGREEMENT
EX-10.3: RECEIVABLES PURCHASE AGREEMENT
EX-10.4: SALE AND SERVICING AGREEMENT

Item 8.01. Other Events.
     On August 19, 2005, GS Auto Loan Trust 2005-1 publicly issued $306,000,000 principal amount of Class A-1 3.8484% Asset Backed Notes due August 15, 2006 (the “A-1 Notes”), $372,061,000 principal amount of Class A-2 4.32% Asset Backed Notes due May 15, 2008 (the “A-2 Notes”), $396,354,000 principal amount of Class A-3 4.45% Asset Backed Notes due May 17, 2010 (the “A-3 Notes”), $110,594,000 principal amount of Class A-4 4.56% Asset Backed Notes due November 15, 2013 (the “A-4 Notes”), $42,793,000 principal amount of Class B 4.62% Asset Backed Notes due November 15, 2013 (the “B Notes”) and $42,792,000 principal amount of Class C 4.98% Asset Backed Notes due November 15, 2013 (the “C Notes” and, together with the A-1 Notes, the A-2 Notes, the A-3 Notes, the A-4 Notes and the B Notes, the “Notes”) pursuant to a registration statement (No. 333-101904) filed by Goldman Sachs Asset Backed Securities Corp (the “Registrant”) and declared effective on March 13, 2003. The lead manager for the issuance of the Notes was Goldman, Sachs & Co.(the “Representative”). The Registrant provided the underwriters with a discount of $2,275,623.50 in connection with the sale of the Notes. The Registrant also paid general transaction expenses, estimated to be $1,300,000. The net proceeds from the sale of the Notes, which amounted to $1,268,229,017.89, were used by GS Auto Loan Trust 2005-1 (the “Issuer” or “Co-Registrant”) to purchase a pool of motor vehicle retail installment sale contracts and/or installment loans secured by a combination of new and used automobiles and/or light-duty trucks originated by Ford Motor Credit Company, The Huntington National Bank and Ohio Savings Bank, in each case including its affiliates and participating dealers, which constitute the receivables included in the assets of the Issuer, from the Registrant. The Registrant acquired such receivables from GS Whole Loan Trust, GS Whole Loan Trust II and GS Whole Loan Trust III, respectively. The Issuer also used the net proceeds from the sale of the Notes for general expenses relating to the Issuer. In connection with the offering described above, the Registrant is filing the final forms of the agreements listed below under exhibits.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit
No.	Document Description
1.1	Underwriting Agreement, dated as of August 12, 2005 between the Registrant and the Representative.

4.1	Amended and Restated Trust Agreement, dated as of August 19, 2005, between the Registrant and Wilmington Trust Company (the “Owner Trustee”).

2

4.2	Indenture, dated as of August 19, 2005, among the Issuer and JPMorgan Chase Bank, National Association (the “Indenture Trustee”).

10.1	Receivables Purchase Agreement, dated as of August 19, 2005, between the Registrant and GS Auto Loan Trust I.

10.2	Receivables Purchase Agreement, dated as of August 19, 2005, between the Registrant and GS Auto Loan Trust II.

10.3	Receivables Purchase Agreement, dated as of August 19, 2005, between the Registrant and GS Auto Loan Trust III.

10.4	Sale and Servicing Agreement, dated as of August 19, 2005, among the Issuer, the Registrant, the Indenture Trustee and Goldman Sachs Mortgage Company, as servicer.

25.1	Statement of Eligibility on Form T-1 of the Indenture Trustee under the Indenture (incorporated by reference from Form 305(b)(2) of the Registrant, file no. 333-101904, filed on August 4, 2005).

3

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Goldman Sachs Asset Backed Securities Corp. and the Co-Registrant, GS Auto Loan Trust 2005-1 by its Depositor, Goldman Sachs Asset Backed Securities Corp., have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 19, 2005	GOLDMAN SACHS ASSET BACKED SECURITIES CORP. (Registrant)

	By:	/s/ Joseph Marconi

	Name:	Joseph Marconi
	Title:	Vice President

August 19, 2005	GS AUTO LOAN TRUST 2005-1 By: Goldman Sachs Asset Backed Securities Corp., its Depositor (Co-Registrant)

	By:	/s/ Joseph Marconi

	Name:	Joseph Marconi
	Title:	Vice President